POWER OF ATTORNEY

     KNOW ALL BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Allan S. Mostoff, David J. Harris, and Keith T. Robinson, and each of them, to act severally as attorneys-in-fact and agents, with power of substitution and resubstitution, for the undersigned in any and all capacities to sign the Registration Statement of Republic Funds, Republic Advisor Funds Trust, and Republic Portfolios, and any pre- or post-effective amendments thereto, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and conforming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.


                                             /s/ Alan S. Parsow
                                            ------------------------------
                                             Alan S. Parsow





Date:  July 22, 1996

                                POWER OF ATTORNEY

     KNOW ALL BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Allan S. Mostoff, David J. Harris, and Keith T. Robinson, and each of them, to act severally as attorneys-in-fact and agents, with power of substitution and resubstitution, for the undersigned in any and all capacities to sign the Registration Statement of Republic Funds, Republic Advisor Funds Trust, and Republic Portfolios, and any pre- or post-effective amendments thereto, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and conforming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.



                                        /s/ Larry M. Robbins
                                        ------------------------------
                                        Larry M. Robbins



Date:     July 22, 1996

                                POWER OF ATTORNEY

     KNOW ALL BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Allan S. Mostoff, David J. Harris, and Keith T. Robinson, and each of them, to act severally as attorneys-in-fact and agents, with power of substitution and resubstitution, for the undersigned in any and all capacities to sign the Registration Statement of Republic Funds, Republic Advisor Funds Trust, and Republic Portfolios, and any pre- or post-effective amendments thereto, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and conforming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.



                                        /s/ Michael Seely
                                        ------------------------------
                                        Michael Seely

Date:     July 22, 1996

                                POWER OF ATTORNEY

     KNOW ALL BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Allan S. Mostoff, David J. Harris, and Keith T. Robinson, and each of them, to act severally as attorneys-in-fact and agents, with power of substitution and resubstitution, for the undersigned in any and all capacities to sign the Registration Statement of Republic Funds, Republic Advisor Funds Trust, and Republic Portfolios, and any pre- or post-effective amendments thereto, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and conforming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.



                                        /s/ Frederick C. Chen
                                        ------------------------------
                                        Frederick C. Chen




Date:     July 22, 1996

                                POWER OF ATTORNEY

     KNOW ALL BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Adrian Waters and Catherine Brady, and each of them, to act severally as attorneys-in-fact and agents, with power of substitution and resubstitution, for the undersigned in any and all capacities to sign the Registration Statement of Republic Funds, Republic Advisor Funds Trust, and Republic Portfolios, and any pre- or post-effective amendments thereto, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and conforming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.



                                             /s/ George O. Martinez
                                             ------------------------------
                                             George O. Martinez




Date:     November 25, 1996



Accepted By:

/s/ Adrian Waters

Adrian Waters


Date:     November 25, 1996

/s/ Catherine Brady

Catherine Brady


Date:     November 25, 1996